Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act

File No. 333-141120

EIC VALUE FUND

(THE “FUND”)

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated March 18, 2026 to the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) dated September 1, 2025, as amended from time to time.

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Change to the Fund’s Portfolio Management Team

In preparation for his eventual retirement, R. Terrence Irrgang stepped back from many of his day-to-day responsibilities at EIC, including his role as a Portfolio Manager of the Fund, effective December 31, 2025. W. Andrew Bruner, Thomas W. Knapp, Robert M. Ladyman, and Ian T. Zabor continue to serve as Portfolio Managers responsible for the day-to-day investment activities of the Fund.

Accordingly, all references to Mr. Irrgang in the Prospectus in the Sections entitled “Portfolio Managers” which appear on page 5 and also on page 10 shall be deleted in their entirety, effective immediately.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares. All references to Mr. Irrgang on page 48, 50 and also on page 51 of the SAI in the Sections entitled “Investment Advisory Services” and “Portfolio Managers” shall be deleted in their entirety, effective immediately.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.